                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



       Date of Report (Date of earliest event reported)    July 19, 1995
                                                         -----------------

                             AUTOTOTE CORPORATION
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                                                81-0422894
--------------------------                                 --------------------
(State or other jurisdic-                                   (I.R.S. Employer
 tion of incorporation or                                   Identification No.)
 organization)


                                    0-13063
                             --------------------
                           (Commission File Number)

888 Seventh Avenue
New York, New York                                             10106-1894
--------------------------                                    ------------
(Address of principal                                          (Zip Code)
executive offices)


Registrant's telephone number, including area code (212) 541-6440
                                                   ---------------

                                                              Page 1 of 5 Pages

                                                        Exhibit Index on Page 5

ITEM 5.  OTHER EVENTS.
---------------------

                                       I

          Autotote Corporation (the "Registrant"), Autotote Systems, Inc., a subsidiary of the Registrant (the "Borrower"), the lenders (the "Banks") party to the Credit Agreement, dated as of October 31, 1991, and amended and restated as of October 30, 1992, and amended and restated as of June 4, 1993, and further amended and restated as of April 28, 1994 (as further amended, modified or supplemented, the "Credit Agreement"), and Bankers Trust Company, as Agent (the "Agent"), entered into a Waiver, Consent, Agreement and Fifth Amendment, dated as of July 19, 1995 (the "Waiver and Fifth Amendment"), a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein, to the
                   ------------
Credit Agreement.

        Subsequently, the Registrant, the Borrower, the Banks and the Agent entered into a Consent Agreement and Sixth Amendment, dated as of
August 30, 1995 (the "Waiver and Sixth Amendment"), a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein, a Consent
          ------------
Agreement, dated as of September 8, 1995 (the "First Consent"), a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein,
                      ------------
a Consent Agreement, dated as of September 11, 1995 (the "Second Consent"), a copy of which is attached hereto as Exhibit 10.4 and is incorporated by
                                    ------------
reference herein, and a Consent Agreement, dated as of September 14, 1995 (the "Third Consent" and, together with the Waiver and Fifth Amendment, the Waiver and Sixth Amendment, the First Consent, and the Second Consent, the "Waivers"), a copy of which is attached hereto as Exhibit 10.5 and is incorporated by
                                      ------------
reference herein.

          Pursuant to the Waivers, the Banks agreed to, among other things, waive compliance by the Registrant and the Borrower with certain financial ratios and financial condition tests specified in the Credit Agreement for a period beginning on July 14, 1995 and ending on October 14, 1995 (the "Waiver Period"); provided, however, that the Registrant and the Borrower comply with
          --------  -------
certain modified financial ratios and tests and fulfill certain other requirements by specified dates. These requirements, among others, include: (a) on or prior to September 13, 1995, issuing to the Banks warrants to purchase an aggregate of 385,000 shares of Common Stock at an exercise price of $3.00 per share; (b) on or prior to October 2, 1995, entering into an arrangement satisfactory to the Banks with holders ("Subordinated Debt Holders") of $40 million in principal amount of 5 1/2% subordinated convertible debentures (the "Subordinated Debt"), pursuant to which arrangement the Subordinated Debt Holders would agree to defer all cash payments otherwise due during the Waiver Period until February 14, 1996; and (c) on or prior to September 14, 1995, making arrangements satisfactory to the Banks to raise additional cash through the issuance of equity interests in the Registrant or the sale of assets of the Registrant or any of its subsidiaries in an aggregate amount of at least $5 million.

                                                               Page 2 of 5 Pages

          On September 13, 1995, the Registrant issued to the Banks the warrants referred to in clause (a) of the preceding paragraph. The arrangement with the Subordinated Debt Holders referred to in clause (b) of the preceding paragraph has not been reached; however, the Registrant is currently negotiating with the Subordinated Debt Holders the possibility of exchanging the Subordinated Debt for a new security or securities. In connection therewith, the Registrant and the Subordinated Debt Holders have agreed that no interest payments on the Subordinated Debt will be made by the Registrant during the period beginning on August 11, 1995 and ending on October 5, 1995 (including the interest payment in the amount of $1.1 million due on August 15, 1995). Pursuant to the Waivers, the Banks agreed that this temporary arrangement with the Subordinated Debt Holders satisfies the requirement of the Waivers, provided that on or prior to October 2, 1995, the Registrant enters into an arrangement satisfactory to the Banks with the Subordinated Debt Holders for the long-term deferral of the above - mentioned cash payments on the Subordinated Debt. Pursuant to the Waivers, the Banks also agreed that a certain proposed issuance by the Registrant of a minimum of $5,500,000 up to a maximum of $10,000,000 in principal amount of 9% Convertible Subordinated Debentures due 1999 will satisfy the requirement described in clause (c) of the preceding paragraph, provided that such Debentures are issued on or prior to October 5, 1995.

          The Waivers also restrict the Registrant's capital expenditures, acquisitions, sale of equity and assets, and incurrence of lease and debt obligations, and require the Registrant to deliver to the Banks weekly and monthly certificates of the Registrant's Chief Financial Officer, setting forth certain actual and projected financial information, and discussing results of operations with the Banks in specified telephone conference calls and meetings.

                                      II

          The Company is the subject of informal Securities and Exchange Commission inquiries into certain press releases issued by the Company in 1993 and 1994. The ultimate outcome of these inquiries cannot be predicted at this time.

                                                               Page 3 of 5 Pages

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 15, 1995


                                      AUTOTOTE CORPORATION
                                       (Registrant)



                                      By: /s/ Martin E. Schloss
                                         -------------------------------------
                                         Martin E. Schloss
                                         Vice President, General Counsel and
                                          Secretary

                                                               Page 4 of 5 Pages

                                 EXHIBIT INDEX
                                 -------------

                                                                                    Page
                                                                                    ----
10.1    -    Waiver, Consent, Agreement and Fifth Amendment, dated as of July
             19, 1995, among the Registrant, Autotote Systems, Inc., the lenders party to the Credit Agreement and Bankers Trust Company, as Agent.

10.2    -    Consent Agreement and Sixth Amendment, dated as of August 30,
             1995, among the Registrant, Autotote Systems, Inc., the lenders party to the Credit Agreement and Bankers Trust Company, as Agent.

10.3    -    Consent Agreement, dated as of September 8, 1995, among the
             Registrant, Autotote Systems, Inc., the lenders party to the Credit
             Agreement and Bankers Trust Company, as Agent.

10.4    -    Consent Agreement, dated as of September 11, 1995, among the
             Registrant, Autotote Systems, Inc., the lenders party to the Credit
             Agreement and Bankers Trust Company, as Agent.

10.5    -    Consent Agreement, dated as of September 14, 1995, among the
             Registrant, Autotote Systems, Inc., the lenders party to the Credit
             Agreement and Bankers Trust Company, as Agent.

                                                              Page 5 of 5 Pages